Exhibit 10.1

Certain identified information contained in this document, marked by [***], has been omitted from the exhibit pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type of information that the registrant treats as private or confidential.

SECOND AMENDMENT TO STANDARD INDUSTRIAL/COMMERCIAL MULTI-TENANT LEASE - NET

This Commercial Lease Extension Agreement (the “Agreement”) is made and entered into effective as of the 4th day of December 2025, by and between (“LESSOR”): George Yagmourian and Josefa Yagmourian, Trustees of the Yagmourian 1984 Living Trust dated October 10, 1984, with an address at 906 Barstow Ct., Sunnyvale, CA 94085 and (“LESSEE”): Ceribell, Inc., with an address at 625 N. Pastoria Ave., Sunnyvale, CA 94085.

1. RECITALS

A.
LESSOR AND LESSEE are parties to a certain Commercial/Industrial Lease Agreement (the “Original Lease”) dated May 17, 2024, concerning the real property commonly known as 625 N. Pastoria Ave., Sunnyvale, California 94085, in the County of Santa Clara, State of California.

B.
The Original Lease term is set to expire on 1/31/27.

C.
Lessor and Lessee mutually desire to extend the term of the Original Lease upon the terms and conditions set forth herein.

2. EXTENSION OF TERM

The term of the Original Lease was set to expire on 01/31/2027. The Parties hereby agree to extend the lease for an additional period of one (1) year, commencing on 02/01/2027 and expiring 01/31/2028.

During the Extended Term, the Annual Base Rent payable by LESSEE to LESSOR shall be as follows:

Months	Square Feet	Rent PSF	Monthly Base Rent	Annual Base Rent
02/01/27 - 01/31/28	11,607	$3.00	$34,821.00	$417,852.00

All payments shall be made in accordance with the terms and provisions of the Original Lease. Including Lessee's obligation to make NNN/Common Area payments.

3. AFFIRMATION AND CONTINUATION

Except as expressly and specifically modified by the provisions of this Agreement, all terms, covenants, conditions, provisions, and agreements of the Original Lease are hereby ratified.

4. REAL ESTATE BROKERS

1.10 Real Estate Brokers.

(a) Representation: Each Party acknowledges having previously received a Disclosure Regarding Real Estate Agency Relationship, and confirms and consents to the following agency relationships in this Lease with the following real estate brokers ("Broker(s)") and/or their agents ("Agent(s)"):

Lessor's Broker Cushman & Wakefield U.S., Inc. / Lalond Brokerage, License No.

01880493 / 00978129, is the broker of (check one): the Lessor; or ___ both the Lessee and Lessor (dual agent).

Lessor's Agent Scott Kinder / Stephen LaLond License No. 00775111 / 00522814 is (check one): the Lessor's Agent (salesperson or broker associate); or ___ both the Lessee's Agent and the Lessor's Agent (dual agent).

Lessee's Broker CBRE, License No. 00409987. is the broker of (check one): the Lessee; or both the Lessee and Lessor (dual agent).

Lessee's Agent Payam Tabar, License No. 01759029, is (check one): the Lessee's Agent (salesperson or broker associate); or ___ both the Lessee's Agent and the Lessor's Agent (dual agent).

(b) Payment to Brokers. Upon execution and delivery of this Agreement by both Parties, Lessor shall pay to the Brokers the brokerage fee of $[***]. The procuring brokers shall receive $[***] and the balance of $[***] shall be remitted to the ~~Lessee’s~~ Lessor’s agents. It is understood and agreed by the parties hereto that one half of the commission shall be due and payable upon execution of this Agreement and the balance of the commission shall be due and payable within 30 days from and after the commencement of the extension period, which is February 1, 2027.

Executed at: 906 Barstow Ct., Sunnyvale CA, 94085 Executed at: 360 N. Pastoria Ave., Sunnyvale, CA 94085

LESSOR:

George Yagmourian and Josefa Yagmourian,

Trustees of the Yagmourian 1984 Living

Trust dated October 10, 1984

By: /s/ George Yagmourian

Name Printed: George Yagmourian

Title: Owner

Phone: [***]

Fax: N/A

Email: [***]

By: /s/ Josefa Yagmourian

Name Printed: Josefa Yagmourian

Title: Owner

Phone: [***]

Fax: N/A

Email: [***]

Address: [***]

Federal ID No.: ___________

LESSEE:

Ceribell, Inc.

By: /s/ Daniel Rogy

Name Printed: Daniel Rogy

Title: SVP Operations

Phone: [***]

Fax: N/A

Email: [***]

By: /s/ Scott Blumberg

Name Printed: Scott Blumberg

Title: CFO

Phone:

Fax:

Email:

Address: 360 N. Pastoria Ave, Sunnyvale, CA 94085

Federal ID No.: ___________

BROKER:

Cushman & Wakefield U.S., Inc. and Lalond

Brokerage

Attn: Scott Kinder / Stephen LaLond

Title: Executive Managing Director /

President

Address: [***]

Phone: [***]

Fax:

Email: [***]

Federal ID No.: ___________

Broker DRE License #: 01880493 / 00978129

Agent DRE License #: 00775111 / 00522814

BROKER: CBRE Attn: Payam Tabar Title: Executive Vice President Address: [***] Phone: [***] Fax: Email: [***] Federal ID No.: ___________ Broker DRE License #: 00409987 Agent DRE License #: 01759029